===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                ---------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: January 27, 2000


                      PROTEIN POLYMER TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)

           Delaware                        0-19724                   33-0311631
(State or other jurisdiction of          (Commission          (IRS Employer Identification No.)
incorporation or organization)           File Number)


10655 Sorrento Valley Road
  San Diego, California                                               92121
(Address of Principal Executive Offices)                            (Zip Code)

                                (619) 558-6064
             (Registrant's telephone number, including area code)

===============================================================================

Item 5.   Other Events.
          ------------
          The Registrant issued the press release, filed as Exhibit 99.1 hereto, on January 27, 2000.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Exhibit Number   Description of Document
--------------   -----------------------
99.1             Press Release of the Registrant dated January 27, 2000.

                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2000        PROTEIN POLYMER TECHNOLOGIES, INC.



                              By: /s/ J. Thomas Parmeter
                                  -----------------------------
                                  J. Thomas Parmeter
                                  Chief Executive Officer

                               INDEX TO EXHIBITS

Exhibit Number   Description of Document                                       Page Number
--------------   -----------------------                                       -----------
99.1             Press Release of the Registrant dated January 27, 2000.            4